UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 24, 2022

Date of Report (Date of earliest event reported)

AMERCO

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

N/A

_____________________________________________________________________________

(Former Name, Former Address, and Former Fiscal Year, if Changed Since Last Report)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.25 par value	UHAL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.

On October 25, 2022, AMERCO (the “Company”) announced that the Board of Directors has adopted a dividend policy for the Company’s newly-created Series N Non-Voting Common Stock.

Subsequent to the actions taken yesterday by the Independent Special Committee of the Board, including the creation of a new series of Non-Voting Common Stock, the Board of Directors convened and adopted the following dividend policy for the new series of stock.

Dividend Policy

“Series N Non-Voting Common Stock: Unless the Board of Directors in its sole discretion determines otherwise, it shall be the policy of the Company to declare and pay a quarterly cash dividend on each share of the Company’s Series N Non-Voting Common Stock, in the amount of $0.04 per share, commencing with the third quarter of fiscal year 2023. A special quarterly dividend declared for voting stock shall only create additional dividend rights in the non-voting stock to the extent it exceeds the quarterly dividend described in this dividend policy.”

The policy may be reviewed, modified or terminated from time to time by the Board of Directors.

Actions Taken by the Independent Special Committee

Yesterday, the Independent Special Committee effectuated various actions including the creation of the new series of Series N Non-Voting Common Stock, the issuance of shares through a stock dividend on a 9-for-1 basis to all existing holders of the Company’s Voting Common Stock, and a corporate name change to U-Haul Holding Company by the end of calendar year 2022.

Application to the Nasdaq Global Select Market has been made to list the new Non-Voting Common Stock under the ticker symbol Nasdaq: UHALB.   Shares of the Company’s Voting Common Stock will continue to trade under the ticker symbol Nasdaq: UHAL.

The shares of Non-Voting Common Stock will be distributed after the close of trading on, or about, November 9, 2022, to stockholders of record of Voting Common Stock at the close of business on November 3, 2022. The Company anticipates trading of the 176,470,092 shares of Non-Voting Common Stock to begin on November 10, 2022.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated October 25, 2022
99.2	Dividend Policy Series N Non-Voting Common Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2022

AMERCO

/s/ Jason A. Berg

Jason A. Berg

C hief Financial Officer